Beacon Selective Risk ETF
a series of Northern Lights Fund Trust II

May 1, 2026

Supplement to the
Prospectus and Statement of Additional Information dated July 2, 2025

Important Notice Regarding Change in Investment Strategies

Beacon Capital Management, Inc. (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust II, on behalf of the Beacon Selective Risk ETF (the “Fund”), has approved changes to the Fund’s name, investment strategies, and principal risks, as further described below.

▪	Change of Fund Name. The Board of Trustees has approved a change of the Fund name. Effective June 30, 2026, the Fund will be known as the Beacon Unified Catalyst ETF. All references to the Fund name in the Prospectus and Statement of Additional Information are revised accordingly as of June 30, 2026.

▪	Under “Principal Investment Strategies” in the Summary Section of the Fund’s prospectus, the following paragraphs replace the corresponding paragraphs in their entirety:

Principal Investment Strategies. The Unified Catalyst Fund is an actively managed exchange-traded fund (“ETF”) that may engage in active trading. The Unified Catalyst Fund will use a “fund of funds” approach, and seeks to achieve its investment objective by investing in other exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”).

Beacon Unified Catalyst Fund seeks to achieve its investment objective through allocations to four Beacon-managed strategies: Signal Threshold, Precision Sector, Precision Market, and Outlook Dynamic Allocation. Each strategy maintains its own distinct approach to equity market participation and risk management, responding to different quantitative, technical, and macroeconomic signals and market conditions. Because these risk responses operate independently, the strategies are unlikely to move defensively in unison during normal periods of market volatility, which the Adviser believes reduces the risk of concentrated drawdown while maintaining broad equity market participation across a range of market environments. During periods of severe and broad market deterioration, however, it is possible that multiple strategies may move toward defensive positioning simultaneously.

The diversification benefit of Beacon Unified Catalyst Fund extends beyond risk response mechanisms to the holdings within each strategy. Each Beacon-managed strategy maintains a distinct equity portfolio when invested, ranging from equal-weight sector exposure to concentrated broad market index positions to an unconstrained multi-asset approach. This variation in underlying holdings means that Beacon Unified Catalyst Fund's equity exposure is diversified not only in how it responds to market conditions, but in what it owns at any given time.

The following descriptions outline the investment approach, equity holdings, and risk management mechanism for each of the four underlying strategies.

Signal Threshold

The Signal Threshold strategy maintains equal-weight exposure across all eleven S&P 500 market sectors by investing in Underlying ETFs that track an underlying sector index by replicating the securities in that index

(“Underlying Sector ETFs”). Those market sectors are Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Real Estate and Utilities. The strategy employs a systematic exit rule triggered when the portfolio declines a defined threshold of 10% from its most recent high-water mark. Upon triggering, the strategy moves to a defensive basket of short-duration fixed income ETFs providing exposure to short-term Treasuries, Treasury Inflation-Protected Securities (TIPS), floating rate investment-grade corporate bonds, and short-term investment-grade corporate bonds (“Underlying Fixed Income ETFs”). Re-entry into equities is determined by a rules-based framework incorporating both the passage of time and evidence of market recovery. No discretionary judgment is applied to either the exit or re-entry decision.

Precision Sector

The Precision Sector strategy maintains equal-weight exposure across all eleven S&P 500 market sectors when fully invested in equities by investing in Underlying Sector ETFs. The strategy applies the Beacon Trading Gauge independently to each sector position, generating individual entry and exit signals for each sector rather than treating the portfolio as a single allocation. When the Beacon Trading Gauge signals an exit for a given sector, that sector's allocation is moved to a defensive basket of Underlying Fixed Income ETFs. This structure allows the portfolio to be partially invested in equities and partially defensive simultaneously, with the degree of defensive positioning determined by the number of sectors for which an exit signal has been triggered.

Precision Market

The Precision Market strategy seeks broad U.S. equity market participation by investing in equity index ETFs providing broad exposure to the S&P 500, as well as in equity ETFs providing exposure to companies in the Nasdaq-100. The strategy seeks to provide exposure to both large-capitalization domestic equities and growth-oriented technology and innovation sectors. The strategy applies the Beacon Trading Gauge to each position independently, generating separate entry and exit signals for each index. When the Beacon Trading Gauge signals an exit for either position, that position is moved to a defensive basket of Underlying Fixed Income ETFs, while the remaining position continues to hold its equity exposure. By concentrating in two broad market indices rather than distributing exposure across sectors, the Precision Market strategy is designed to more fully participate in broad equity market returns relative to the other strategies within Beacon Unified Catalyst Fund.

Outlook Dynamic Allocation

The Outlook Dynamic Allocation strategy takes a macroeconomic approach, using the Adviser's proprietary Beacon Economic Index (BEI) as its primary signal to increase or decrease the strategy's overall allocation to Underlying ETFs that invest primarily in domestic or foreign (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities (such as commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs which are ETFs designed to produce returns that are opposite to those of the index to which they are linked), or (4) cash equivalents.

The BEI is a systematic, rules-based index that aggregates equally-weighted employment and output indicators into a single continuous reading of U.S. economic health, calculated on a monthly basis. Rather than forecasting future economic conditions, the BEI functions as a nowcasting tool, assessing current economic conditions in real time using labor market data and broad measures of economic output. The equal-weight methodology is intended to prevent any single indicator from disproportionately influencing the index reading, and the monthly calculation cycle ensures that portfolio decisions reflect the most current available economic data.

The Adviser uses the BEI Index to select assets that it believes have the potential to generate the most appropriate risk-adjusted returns in the given economic environment with the goal of achieving positive returns throughout economic cycles. The precise expression of allocation shifts, including Underlying ETF selection and the degree of repositioning, is determined at the discretion of the Adviser, which evaluates BEI readings alongside broader macroeconomic conditions. While the percentage invested in each asset class will change over time, the strategy allocates primarily to Underlying ETFs investing in equity securities and fixed income securities. Within the equity allocation, the strategy seeks diversification of holdings and is not constrained by capitalization or style. With respect to the fixed income allocation, the strategy may allocate to Underlying ETFs that invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity.

By using economic cycle-driven rebalancing, the strategy seeks to provide positive returns during economic expansions by increasing the allocation to long equity ETFs linked to broad market indices, such as the S&P 500 Index. During economic contractions, the Adviser will utilize defensive positioning, by increasing allocations to cash, fixed-income ETFs and alternative/specialty ETFs including those providing inverse market exposure. Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, such as oil or gold, as well as ETFs focused on specific industries such as real estate or focused on economic segments such as foreign currencies.

Strategy Allocation

Beacon Unified Catalyst Fund's assets are allocated across the four underlying strategies at the discretion of the Adviser. Allocations are reviewed periodically and may be adjusted in response to market conditions, strategy performance, or changes in the Adviser's assessment of the risk and return characteristics of each underlying strategy. There is no guarantee that any particular allocation will be maintained at any given time.

When selecting Underlying ETFs, the Adviser searches for ETFs that have low expenses, minimal tracking error to the underlying indexes, and sufficient liquidity. The Underlying ETFs are unaffiliated with the Adviser, and invest solely in U.S.-based issuers. The market capitalization of the underlying portfolio securities of the Underlying ETFs vary and have no limit. Each Underlying ETF varies in composition and may either be diversified or non-diversified.

The Underlying Fixed Income ETFs generally invest in medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds, U.S. Treasury securities, including inflation-protected public obligations issued by the U.S. Treasury. The Underlying Fixed Income ETFs generally seek to maintain a dollar-weighted average maturity and average duration consistent with the respective short-term bond, inflation protected securities, intermediate-term bond and extended duration treasury indices they track.

The Trading Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for Beacon Unified Catalyst Fund.

▪	Additional Principal Risk Disclosure. Due to the change in the Fund’s investment strategy, the following are added under the heading “Principal Risks of Investing in the Funds”.

Alternative and Specialty Assets Risk: The Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currencies. Inverse ETFs limit the Fund’s participation in certain market gains.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Currency Risk (Domestic and Foreign): The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Inverse ETF Risk: Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs may employ leverage, which magnifies tend to limit the changes in the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying stock index upon which they are based assets and benchmarks, and volatile markets can amplify this effect. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

Real Estate Investment Trust (REIT) Risk. Investing in REITs, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated July 2, 2025, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 866-439-9093.